                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Samuel B. Witt III, Esq.          Eric R. Gabus
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Jean-Marc Boillat                 Baron Hottinger
DIRECTOR                          DIRECTOR EMERITUS
Paul R. Brenner, Esq./1/          Rodolphe E. Hottinger
DIRECTOR                          PRESIDENT
Alexandre de Takacsy              CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Claude Frey                       SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER
DIRECTOR                          Philippe R. Comby,
R. Clark Hooper/2/                CFA, FRM
DIRECTOR                          VICE PRESIDENT
Paul Hottinguer                   Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT
Michael Kraynak, Jr./2/           SECRETARY
DIRECTOR                          Scot E. Draeger
Didier Pineau-Valencienne/2,3/    ASSISTANT SECRETARY
DIRECTOR                          Glen Fougere
Stephen K. West, Esq./2/          ASSISTANT TREASURER
DIRECTOR                          Peter R. Guarino, Esq.
                                  CHIEF COMPLIANCE OFFICER
-------------------------------------------------------------------------------
/1/AUDIT COMMITTEE CHAIRMAN       /3/GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
/2/AUDIT COMMITTEE MEMBER

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Citibank, N.A.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund's common stock is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKET OVERVIEW
    Market volatility increased significantly over the summer, generally harming stock indexes in the developed markets, but benefiting the emerging markets. Performance in the more mature markets, however, varied by sector.

    Industry groups contributing to consumer price inflation were the best performers. These groups were led by the agri-business sector, which includes machinery, crop protection, seeds, grain processing and fertilizer. The power infrastructure and transmission and the engineering sectors also were strong performers. Industrial metal prices had a strong rebound as global demand has been sustained. Steel prices also benefited from reduction in Chinese exports as outdated production capacities have been taken off line. Infrastructure spending in the United States and in Europe also notably increased. Large cap companies in the technology and telecom services sectors benefited as their earnings were perceived to be immune to the troubles in the financial intermediary sector, and their stocks were less volatile than the industrial sector due to lower investor expectations.

    The consequence of the meltdown in the credit markets brought on by the sub-prime mortgage crisis, which has spread to mortgage-backed securities and asset-backed commercial paper, was an aggressive cut in interest rates by the Federal Reserve Board (FRB) which, in turn, reduced the hurdle rate for equity returns and contributed to the strong performance of the above-mentioned sectors.

    On the other side, industries with low visibility and earnings deceleration, such as the financial and the housing sectors, have struggled with repercussions in both the United States and in Europe. International investment banks have been hurt by the breakdown in their business model which promoted originating debt to finance activity in the capital markets. Buyers of debt instruments suddenly went on strike, as the offered yields and stated ratings were no longer sufficient to offset the risks and the lack of transparency of those instruments.

SWISS MARKET OVERVIEW
    The Swiss market has seen a wide dispersion in the returns of its components. The largest companies have been among the worst performers (except Nestle, which was up strongly), not due to their size but to their sectors (such as banking and healthcare).

    The valuation of Swiss pharmaceutical companies has continued to decline to a level that is now below some of their U.S. peers. Some restructuring in response to pressure from investors is expected at Novartis and should support the price of its stock. Roche has been a victim of a sharp compression in its price multiple in response to expectations of a reduced growth rate and the impact of public policy debates on the pricing of some of its cancer drugs.

    Overall the pharmaceutical sector suffers from political risk and the declining pro-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

ductivity of R&D departments as costs generated by the discovery and development of drug candidates have increased. Meanwhile the size of the addressable market has been constrained by price controls, generic competition for expiring intellectual property protection and in some case little respect of patents.

    In reaction to this trend, the pharmaceutical industry is beginning to rethink its business model and, for example, has moved to more outsourcing. Despite its known problems, the sector offers risk diversification and attractive valuations.

    Biotechnology stocks also have recently underperformed, which may be primarily a result of cautious investor sentiment towards the drug sector. Mergers & acquisitions activity should pick up as large pharmaceutical companies seek to replenish their pipelines, in addition to their efforts at cost cutting, before the next wave of patent expirations in 2011.

    The industrial, luxury goods and agri-business sectors have had returns of between 15% to 40% in Swiss francs compared to 6.8% for the broad Swiss Performance Index ("SPI"). Syngenta, Swatch and ABB stocks were all very strong.

    The Swiss banks have had a very difficult year to date, as did all international banks with exposure to U.S. mortgage- backed securities and leveraged finance. These banks were somewhat victims of the intense competition in the sector in which the practice has been to take on ever increasing risk by engaging more capital, increasing off-balance sheet transactions and relaxing debt covenants or, in some cases, guaranteeing deals, a role traditionally not assumed by investment banks who were supposed to be only intermediaries. The challenge for investors was to be able to gauge the risks being taken by the banks, a difficult task given that the variables were not easily accessible or were non-existent. This has explained why investment banks have been trading for some time at large discounts to market multiples.

    On the other side, the wealth management business of the Swiss banks continued to be very strong, with healthy franchises allowing them to attract net new money at a pace exceeding expectations.

    The Swiss utility sector experienced consolidation as wholesale prices were either unchanged or down, due mostly to dry weather.

    As noted above, Nestle was one of the market's star performers, based on its high real internal growth and its capacity to pass price increases along to consumers, showing thereby the strength of its brands and its market position. Although investor-pleasing Chief Financial Officer, Paul Pohlman, was not selected as the company's new Chief Executive Officer, after a negative initial reaction, the stock regrouped.

    The mid cap index performance was very strong (up 27%), with logistics (Panalpina and Kuehne and Nagel), industrials and food (Lindt) doing particularly very well on the back of continued globalization trends.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    The real estate sector has seen a valuation compression since the beginning of the summer with premiums to net asset value falling to more reasonable levels. The increase in rates initiated by the Swiss National Bank ("SNB") represents headwinds for the sector for the time being.

SWISS ECONOMIC NOTES
    The Swiss economy continued to grow at a healthy rate over the last quarter. Gross Domestic Product expanded at a rate of 0.7% during the quarter (3% annualized). Both exports, helped by favorable exchange rates against the Japanese Yen and especially against the Euro, and strong private consumption remained important contributors to economic activity, each growing at 0.5% during the quarter. Private consumption has been helped by overall income growth, with incomes of wage and salary earners likely to rise by 3.1% in real terms in 2007. Moreover, the unemployment rate is remaining at low levels (2.6%) for the first time since the economic boom in 2000. On the other hand, the lack of qualified labor has been identified as an obstacle to production expansion. Numerous companies have reported maximum capacity utilization (especially in the industrial sector), and difficulties in recruiting. As a result, they are looking to bridge the gap between supply and demand through acquisitions, noting that such activity will not come cheaply.

    Even though some companies could significantly increase prices, they have been reluctant to do so because of the risk of damaging business relationships and the fear of retaliation once the economic cycle softens.

    Business activity has remained high, as indicated by the Purchasing Manager Index's level of 65.1 versus its peak of 67.7 and industrial production increased by 6.7% quarter-on-quarter versus consensus predictions of 5.2%. Consumer confidence decreased in comparison to last quarter but remains at high levels, while the KOF Swiss economic institute leading economic indicator of business (which aims to project GDP growth approximately 8 months into the future) finished the quarter at 2.14 (up from 1.98 last quarter).

    When the problems in the U.S. mortgage market started to spread at the end of July, the financial markets were confronted with the threat of liquidity bottlenecks. The central banks responded by injecting additional liquidity into their money markets. In Switzerland, however, high demand for liquidity and increases in credit risk premiums pushed the Swiss three-month inter-bank rate up to 2.9%. The SNB, given the healthy Swiss economic situation, decided to increase its three-month Libor target range by 0.25% to 2.25%--3.25%, targeting a rate of around 2.75%. This was unexpected, especially given the ECB decision to leave interest rates unchanged and the FRB's decision to decrease both the discount rate and the federal funds rate by 50 basis points. The SNB's decision, however, provided some support to the Swiss franc versus the euro.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    Real interest rates were at 1.85% in the second quarter of 2007, above the historical average of 1.6% since 2001.

    Long-term nominal market rates on government debt, however, declined. The yields on 10-year Confederation bonds fell significantly. After reaching a peak of 3.4% on July 9, 2007 they dropped to 2.8% by September 17, 2007.

    On the economic activity front, the SNB still expects real GDP growth of 2.5% for the year, and forecasts inflation rates of 0.6% in 2007, 1.5% in 2008 and 1.8% in 2009.

    The value of the Swiss franc increased significantly against the U.S. dollar and is still seen as a safe currency during market turmoil. After the U.S. dollar reached a high of 1.246 Swiss francs in mid-June, just before the problems with the U.S. sub-prime mortgage market surfaced, it dropped 6.7% reaching 1.16 Swiss francs, the lowest level since 1995.

SWITZERLAND IN THE NEWS
    In a study done by IBM for Business Value and The Economist Intelligence Unit in August 2007, Switzerland was ranked as the most sophisticated financial market, ahead of Great Britain and New York. The study included 35 markets and took into account, among other things, GDP growth and the level of development of the financial markets.

SWISS EXCHANGE NEWS
    On July 1, 2007 the Swiss Leading Index (SLI) started trading. This index is composed of the largest and most liquid 30 SPI components. As such, it includes the 20 stocks in the Swiss Market Index (SMI) and the 10 largest stocks in the Swiss Mid-Cap Index (SMIM). Due to this change, Actelion Ltd, Geberit AG, Kuehne & Nagel AG, Logitech International and Petroplus Holdings AG moved from the Swiss stock exchange (SWX) to trading on the Virtex electronic platform (VIRTEX), which should improve their liquidity.

    Nestle, having overtaken Novartis, is now ranked as the largest company in the Swiss market with a market capitalization of 205 billion Swiss francs.

FUND PERFORMANCE

    Since the conclusion of the Fund's rights offering in June, Management has invested substantially all of the proceeds from the offering in accordance with the Fund's investment objective and policies. The rights offering resulted, as anticipated and as is typical with rights offerings, in dilution to the net asset value of the Fund's shares. This dilution was 6.81% (Swiss francs) at the conclusion of the offering. As of September 30, 2007, the Fund's year-to-date total return based on net asset value was 0.34% (1.64% as of October 31, 2007). Calculated without giving effect to this dilution, the Fund's year-to-date total return was 6.84% as of September 30, 2007 (8.08% as of October 31, 2007). The SPI's year-to-date total return was 4.81% as of September 30, 2007 (6.39% as of October 31, 2007).

    While the Fund had a lower exposure than its benchmark (the SPI) to the financial sector, it also had a lower exposure to Nestle (as Management is in the process of reducing

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

the Fund's largest positions to diversify the Fund's portfolio and to take advantage of opportunities in the mid-cap segment of the market). The Fund also had much higher exposure than its benchmark to the smaller bio-pharmaceutical and biotech companies and lower exposure to the large pharmaceutical companies. This was somewhat neutral to its performance since the biotech companies from the middle of the year started to underperform the market despite a promising pipeline of new products.

    The Fund's exposure to the utility sector started to contribute to performance late in the quarter, a contribution that is expected to continue. Sale prices for electricity are on the rise in Europe after a period of stagnation. Prices in Switzerland for retail consumers (where the market is still subject to price controls) are 40% lower than the rest of Europe, a situation that is not sustainable.

    The Fund's investments in the mid cap industrial sector linked to energy (such as ABB and, to a certain extent, Komax and Oerlikon) have delivered very good results and continue to offer good opportunities as there are increasing signs of the development of a "super-cycle" for agri-business and energy infrastructure as well as solutions to reduce emissions of carbon dioxide. The trend for stock prices in the sector is up, but as investors' expectations are high any disappointment could lead to short-term volatility. Price weakness brought by this volatility most likely will represent an opportunity to increase exposure.

    The Fund has started to make private equity investments. Management will continue to build on relationships with private equity managers to reinforce positions, especially in specialized buy-outs of family-owned businesses where price competition to get access to such deals is not exceptionally strong. Overall, the debt financing of transactions is much less available which has a positive impact on acquisition prices. On the other hand, since Management favors transactions with low leverage, the higher cost of debt will not have such a negative impact on the expected returns of its private equity investments.

    In Management's view, the increasingly widespread effect of the turmoil in the investment banking sector of the developed economies, along with the weakness of the housing sector in the United States, which has pushed the FRB to create liquidity in the U.S. dollar, thereby choking currency markets and feeding volatility in stock markets, warranted a strategy that included hedging transactions. That was accomplished during the quarter through the purchase of put options on the main Swiss indexes, providing temporary downside protection without the necessity of raising cash and increasing portfolio turnover.

    At the same time, inflation, at least outside of the United States, is an obvious risk as labor, energy and raw material costs continue to increase. So far, productivity improvements have compensated for such increases but, as capacity utilization is stretched to the limit, it is difficult to see how inflation that already is in the pipeline will not spill over in the consumer price index.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)



--------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                                         CUMULATIVE
                     TOTAL RETURN     TOTAL RETURN AS OF YEAR ENDED DECEMBER 31                          PERFORMANCE
                      YTD AS OF   ------------------------------------------------- ------ ------ ------  12/31/96-
                       9/30/07     2006   2005  2004   2003   2002    2001    2000   1999   1998   1997    9/30/07
-------------------- ------------ ------ ------ ----- ------ ------- ------- ------ ------ ------ ------ -----------
SWISS HELVETIA
 FUND                   0.34%*    20.56% 33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%   203.96%
Swiss Performance
 Index (SPI)            4.81%     20.67% 35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%   189.11%
Swiss Market Index
 (SMI)                  1.68%     15.85% 33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%   126.60%
iShares MSCI
 Switzlerland/2/
 (Formerly called
 Webs
 Switzerland)           3.63%     20.02% 32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%   136.36%
CS EF Swiss Blue
 Chips/3,7/             3.40%     18.78% 32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%   138.52%
UBS (CH) Equity
 Fund/4,7/              2.84%     18.98% 33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%   134.92%
Pictet (CH) --
 Swiss Equities/5,7/    5.24%     19.37% 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%   151.41%
Saraswiss (Bank
 Sarasin)/6,7/          3.03%     18.69% 33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%   123.43%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES. /1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK
EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60 12/31/00 = 1.60, 12/31/00 =
1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14
12/31/05=1.32, 12/31/06=1.22, AND 9/30/07=1.1682.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO THE LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY. /4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC
ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE
PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 9/30/07 WAS 6.84% IN SWISS FRANC TERMS (RESULTING IN A CUMULATIVE PERFORMANCE OF 223.65%).

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


           ----------------------------------------------------------
           PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS
           ----------------------------------------------------------
                                                      YEAR TO DATE
                                                   DECEMBER 31, 2006
                                                        THROUGH
                                                   SEPTEMBER 30, 2007
           --------------------------------------- ------------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                  4.81%
           Swiss Helvetia Fund
            Based on Net Asset Value                      0.34%/1/
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC        -4.30%
           PERFORMANCE IN U.S. DOLLARS
           SWISS HELVETIA FUND PERFORMANCE
            Based on Net Asset Value                      4.85%/2/
            Based on Market Price                        -2.78%
           S & P 500 Index                                9.13%
           MSCI EAFE Index                               13.15%
           Lipper European Fund Index (10 Largest)       16.46%
           Lipper European Fund Universe Average         13.38%

SOURCES: CITI FUND SERVICES AND BLOOMBERG
/1/ NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 9/30/07 WAS 6.84% IN SWISS FRANC TERMS.
/2/ NOT INCLUDING THE RIGHTS OFFERING DILUTION THE NAV PERFORMANCE AS OF 9/30/07 WAS 11.64% IN US DOLLAR TERMS.

OUTLOOK
    The world economy is still strong and there is still substantial liquidity in the global system as a result of the recent FRB actions and the desire of the emerging market central banks to keep a lid on their currencies, thereby forcing savers to accept higher risk (invest in the stock market) to improve on the low real rates available on deposits.

    Sector performance will continue to vary, because investors, fearing economic slowdown but enticed by low interest rates, will most likely bid up prices for industry groups with solid fundamentals. Supply constraints and strong demand should help support the industrials and commodities producers as long as they can pass on cost inflation. Valuations should continue to expand as long as U.S. interest rates continue their downward trend and as long as China continues to promote strong economic growth and to keep its currency appreciation under control. Earnings are still plentiful outside of residential real estate, investment banking and large pharmaceutical companies. As mentioned above, however, developments on the inflation front should continue to be monitored closely.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 500,000 shares during 2007. During the period ended September 30, 2007, the Fund repurchased and retired 339,500 shares at an

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

average price of $17.32 per share (including brokerage commissions) and a weighted average discount of 12.95%. These repurchases, which had a total cost of $5,880,074, resulted in an increase of $896,163 to the Fund's net asset value.

Sincerely,

/s/ Rodolphe E. Hottinger

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits
Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

September 30, 2007

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------
         COMMON STOCKS -- 94.48%

         BANKS -- 12.23%

             430 BANK SARASIN & CIE AG
                 REGISTERED SHARES                $  1,884,609   0.28%
                 Offers private banking, asset
                 management, investment
                 advisory, and institutional
                 banking services.
                 (Cost $1,611,112)

         450,000 CREDIT SUISSE GROUP/1,2/
                 REGISTERED SHARES                  29,776,579   4.39%
                 A global diversified financial
                 service company with significant
                 activity in private banking,
                 investment banking, asset
                 management and insurance
                 service.
                 (Cost $16,683,206)

         100,000 EFG INTERNATIONAL
                 REGISTERED SHARES                   4,690,978   0.69%
                 Holding company of EFG Bank.
                 Offers private banking and asset
                 management services.
                 (Cost $3,249,443)

         870,000 UBS AG/2/
                 REGISTERED SHARES                  46,620,442   6.87%
                 A global diversified financial
                 service company with significant
                 activity in private banking,
                 investment banking, and asset
                 management.
                 (Cost $7,403,841)
                                                  ------------  -----
                                                    82,972,608  12.23%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        BASIC RESOURCES -- 3.95%

        100,236 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                   $ 10,982,886  1.62%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $8,999,044)

        152,760 SCHMOLZ AND BICKENBACH AG
                REGISTERED SHARES                     14,214,186  2.09%
                Manufactures industrial and
                construction steel.
                (Cost $8,500,850)

         75,000 UMS SCHWEIZERISCHE
                METALLWERKE HOLDING AG/1/
                BEARER SHARES                          1,605,033  0.24%
                Produces profiles and large
                dimension rods for electrical
                engineering, mechanical
                engineering, and construction
                companies, lead-free brass wire
                for batteries, billets, and small
                diameter wire and rods for the
                consumer goods and electronics
                industries.
                (Cost $1,655,850)
                                                    ------------  ----
                                                      26,802,105  3.95%

        BIOTECHNOLOGY -- 14.26%

        664,655 ACTELION LTD./1, 2, 3/
                REGISTERED SHARES                     36,697,695  5.41%
                Biotechnology company that
                develops and markets synthetic
                small-molecule drugs against
                diseases related to the
                endothelium.
                (Cost $17,871,161)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (continued)

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         BIOTECHNOLOGY -- (CONTINUED)

         240,360 ADDEX PHARMACEUTICALS SA/1/
                 REGISTERED SHARES                $ 10,699,127   1.58%
                 Bio-pharmaceutical company that
                 discovers, develops, and markets
                 therapeutic compounds for the
                 treatment of addiction and other
                 neuropsychiatric conditions.
                 (Cost $13,484,966)

          10,000 BACHEM HOLDING AG
                 REGISTERED SHARES                     841,037   0.12%
                 Manufactures ingredients for
                 pharmaceuticals, generic drugs,
                 and research supplies.
                 (Cost $833,329)

         156,200 BASILEA PHARMACEUTICA/1,2/
                 REGISTERED SHARES                  35,500,000   5.24%
                 Conducts research into the
                 development of drugs for the
                 treatment of infectious diseases
                 and dermatological problems.
                 (Cost $21,602,083)

          10,000 SANTHERA PHARMACEUTICALS AG/1/
                 REGISTERED SHARES                     924,499   0.14%
                 Drug discovery and development
                 company.
                 (Cost $948,284)

          91,903 SPEEDEL HOLDING AG/1/
                 REGISTERED SHARES                  12,020,868   1.77%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases.
                 (Cost $12,460,344)
                                                  ------------  -----
                                                    96,683,226  14.26%

                                                               Percent
         No. of                                                of Net
         Shares             Security                 Value     Assets
         -------------------------------------------------------------

         CHEMICALS -- 3.96%

         45,000 EMS -- CHEMIE HOLDING AG
                REGISTERED SHARES                 $  6,271,186  0.92%
                Manufactures and markets
                performance polymers, high-
                grade chemical intermediates,
                fine chemicals, and protective
                bonding, coating and sealing
                products.
                (Cost $5,881,838)

         95,931 SYNGENTA AG/1,2/
                REGISTERED SHARES                   20,611,780  3.04%
                Produces herbicides, insecticides
                and fungicides, and seeds for
                field crops, vegetables, and
                flowers.
                (Cost $7,529,965)
                                                  ------------  ----
                                                    26,882,966  3.96%

         CONSTRUCTION & MATERIALS -- 1.12%

          1,141 BELIMO HOLDING AG
                REGISTERED SHARES                    1,363,496  0.20%
                World market leader in damper
                and volume control actuators for
                ventilation and air-conditioning
                equipment.
                (Cost $222,726)

          3,220 SIKA AG
                BEARER SHARES                        6,251,464  0.92%
                Leading producer of construction
                chemicals.
                (Cost $891,990)
                                                  ------------  ----
                                                     7,614,960  1.12%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (continued)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        FINANCIAL SERVICES -- 1.48%

         81,600 PARTNERS GROUP
                REGISTERED SHARES                  $ 10,058,552   1.48%
                Global alternative asset
                management firm in private
                equity, private debt, private real
                estate, infrastructure and hedge
                funds.
                (Cost $10,215,050)
                                                   ------------  -----
                                                     10,058,552   1.48%

        FOOD & BEVERAGES -- 12.91%

          2,690 BARRY CALLEBAUT AG
                REGISTERED SHARES                     1,972,252   0.29%
                Manufactures cocoa, chocolate,
                and confectionary products.
                (Cost $1,399,816)

            340 LINDT & SPRUNGLI AG
                REGISTERED SHARES                    12,840,952   1.89%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,977,813)

        162,500 NESTLE SA/2/
                REGISTERED SHARES                    72,750,813  10.73%
                Largest food and beverage
                processing company in the
                world.
                (Cost $9,260,283)
                                                   ------------  -----
                                                     87,564,017  12.91%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        INDUSTRIAL GOODS & SERVICES -- 4.81%

        646,457 ABB LTD.
                REGISTERED SHARES                   $ 16,966,591  2.50%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $9,612,320)

          6,440 INFICON HOLDING AG
                REGISTERED SHARES                      1,103,102  0.16%
                Manufactures and markets
                vacuum instruments used to
                monitor and control production
                processes. Manufactures on-site
                chemical detection and
                monitoring system.
                (Cost $581,616)

         87,215 KOMAX HOLDING AG
                REGISTERED SHARES                     14,558,231  2.15%
                Manufactures wire processing
                machines. Produces machines
                for cutting and stripping round
                and flat wire, crimping and
                insertion machines for
                processing single wires and
                equipment for processing wire
                harnesses.
                (Cost $14,003,435)
                                                    ------------  ----
                                                      32,627,924  4.81%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (continued)

                                                                  Percent
       No. of                                                     of Net
       Shares                Security                   Value     Assets
       ------------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       INSURANCE -- 0.92%

        20,800 ZURICH FINANCIAL SERVICES AG
               REGISTERED SHARES                     $  6,218,456  0.92%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $3,338,952)
                                                     ------------  ----
                                                        6,218,456  0.92%

       MEDICAL TECHNOLOGY -- 0.63%

        32,205 SONOVA HOLDING AG
               REGISTERED SHARES                        3,219,949  0.47%
               Designs and produces wireless
               analog and digital in-the-ear and
               behind-the-ear hearing aids and
               miniaturized voice
               communications systems.
               (Cost $1,100,139)

        16,500 TECAN GROUP AG/1/
               REGISTERED SHARES                        1,059,322  0.16%
               Develops, manufactures and
               distributes laboratory automation
               components and systems.
               (Cost $1,238,914)
                                                     ------------  ----
                                                        4,279,271  0.63%

       OIL AND GAS -- 1.37%

       106,000 PETROPLUS HOLDINGS AG/1/
               REGISTERED SHARES                        9,318,781  1.37%
               Refines, supplies, markets and
               distributes petroleum products.
               (Cost $10,236,308)
                                                     ------------  ----
                                                        9,318,781  1.37%

                                                               Percent
         No. of                                                of Net
         Shares             Security                 Value     Assets
         -------------------------------------------------------------

         PERSONAL & HOUSEHOLD GOODS -- 2.58%

         20,950 ADVANCED DIGITAL BROADCAST
                HOLDING SA/1/
                REGISTERED SHARES                 $    878,745  0.13%
                Develops equipment and systems
                to view and interact with digital
                TV broadcast through cable,
                satellite, and telecommunication
                networks.
                (Cost $1,352,807)

         20,000 SCHULTHESS GROUP
                REGISTERED SHARES                    2,499,572  0.37%
                Develops, manufactures and sells
                household appliances and
                heating equipment.
                (Cost $2,327,602)

         43,216 SWATCH GROUP AG
                BEARER SHARES                       14,131,580  2.08%
                Manufactures finished watches,
                movements and components.
                Produces components necessary
                to its eighteen watch brand
                companies. Also operates retail
                boutiques.
                (Cost $11,644,287)
                                                  ------------  ----
                                                    17,509,897  2.58%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (continued)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         COMMON STOCKS -- (CONTINUED)

         PHARMACEUTICALS -- 16.02%

         781,300 NOVARTIS AG/2/
                 REGISTERED SHARES                 $ 42,970,831   6.33%
                 One of the leading manufacturers
                 of branded and generic
                 pharmaceutical products.
                 Manufactures nutrition products.
                 (Cost $8,326,469)

         363,600 ROCHE HOLDING AG/2/
                 NON-VOTING EQUITY SECURITIES        65,704,469   9.69%
                 Worldwide pharmaceutical
                 company.
                 (Cost $6,578,720)
                                                   ------------  -----
                                                    108,675,300  16.02%

         REAL ESTATE AND INFRASTRUCTURE -- 0.18%

           3,100 FLUGHAFEN ZUERICH AG
                 REGISTERED SHARES                    1,193,482   0.18%
                 Constructs, leases, and maintains
                 airport structures and equipment.
                 (Cost $1,123,617)
                                                   ------------  -----
                                                      1,193,482   0.18%

         RETAILERS -- 6.76%

          18,500 DUFRY GROUP
                 REGISTERED SHARES                    2,231,339   0.33%
                 Operates duty-free shops in
                 countries such as Tunisia, Italy,
                 Mexico, France, Russia, the
                 United Arab Emirates, Singapore,
                 the Caribbean and the United
                 States.
                 (Cost $2,002,450)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------

        RETAILERS -- (CONTINUED)

         88,950 GALENICA AG/2/
                REGISTERED SHARES                  $ 37,881,035  5.58%
                Manufactures and distributes
                prescription and over-the-
                counter drugs, toiletries and
                hygiene products.
                (Cost $19,622,804)

          2,100 JELMOLI HOLDING AG
                BEARER SHARES                         5,745,249  0.85%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $3,707,265)
                                                   ------------  ----
                                                     45,857,623  6.76%

        TECHNOLOGY -- 6.08%

        123,000 KUDELSKI SA
                REGISTERED SHARES                     3,466,153  0.51%
                Designs and manufactures digital
                security products under the
                brand name 'Nagra'.
                (Cost $3,897,054)

         78,400 OC OERLIKON CORP. AG/2/
                REGISTERED SHARES                    29,165,646  4.30%
                Manufactures coating machinery,
                semiconductor assembly
                equipment, and satellite
                components.
                (Cost $28,798,949)

        369,200 TEMENOS GROUP AG/1/
                REGISTERED SHARES                     8,596,336  1.27%
                Provides integrated software for
                the banking sector.
                (Cost $6,572,320)
                                                   ------------  ----
                                                     41,228,135  6.08%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        UTILITY SUPPLIERS -- 5.22%

            500 AARE-TESSIN AG FUR ELEKTRIZITAT
                (ATEL)
                REGISTERED SHARES                   $  1,626,434  0.24%
                Generates, transmits, and
                distributes electricity in
                Switzerland and neighboring
                countries.
                (Cost $1,275,915)

        147,250 BKW FMB ENERGIE AG
                REGISTERED SHARES                     16,134,224  2.38%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $7,675,799)

         28,409 CENTRALSCHWEIZERISCHE
                KRAFTWERKE AG
                REGISTERED SHARES                     11,308,154  1.67%
                Supplies electric power, operates
                and maintains distribution
                network facilities, constructs and
                installs equipment, and offers
                consulting services to its clients.
                (Cost $8,525,835)

            470 MOTOR-COLUMBUS LTD.
                BEARER SHARES                          4,385,379  0.64%
                Generates, transmits and
                distributes electricity throughout
                Europe.
                (Cost $4,019,837)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------

         UTILITY SUPPLIERS -- (CONTINUED)

         5,000  RAETIA ENERGIE AG
                PARTICIPATION CERTIFICATE          $  1,968,841   0.29%
                Generates and distributes electric
                power from its own hydroelectric
                stations, as well as from outside
                nuclear power suppliers of
                electric power.
                (Cost $2,035,541)
                                                   ------------  -----
                                                     35,423,032   5.22%

                TOTAL COMMON STOCKS
                (Cost $312,281,949)*               $640,910,335  94.48%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (continued)

                                                                                    Percent
  No. of                                                                            of Net
  Shares                    Security                                      Value     Assets
-------------------------------------------------------------------------------------------

PRIVATE EQUITY INVESTMENTS -- 0.16%

   150,000 ARAVIS VENTURE II -- LIMITED PARTNERSHIP/4/                 $    213,323   0.03%

 1,019,383 ZURMONT MADISON PRIVATE EQUITY, LP/4/                            872,610   0.13%
                                                                       ------------  -----

           TOTAL PRIVATE EQUITY INVESTMENTS
           (Cost $1,062,692)                                              1,085,933   0.16%

CALL WARRANTS -- 0.57%

 1,100,000 ABB LTD., EXPIRES 12/21/07                                     1,525,424   0.22%

17,200,000 SMIM TOTAL RETURN INDEX, EXPIRES 01/18/08                      2,355,761   0.35%
                                                                       ------------  -----

           TOTAL CALL WARRANTS
           (Cost $3,829,009)                                              3,881,185   0.57%

OTC CALL OPTION -- 0.16%
                                                       Strike   Exp.
                                                       Price    Date
-------------------------------------------------------------------------------------------

 2,140,000 GALENICA AG                                 $0.38  03/26/08    1,099,127   0.16%
                                                                       ------------  -----

           TOTAL OTC CALL OPTION
           (Cost $668,945)                                                1,099,127   0.16%

PUT WARRANTS -- 0.26%

 2,000,000 SMIM TOTAL RETURN INDEX, EXPIRES 01/18/08                        753,296   0.11%

 5,900,000 SMIHA VONTOBEL, EXPIRES 03/08                                  1,003,000   0.15%
                                                                       ------------  -----

           TOTAL PUT WARRANTS
           (Cost $1,879,766)                                              1,756,296   0.26%

           TOTAL INVESTMENTS
           (Cost $319,722,361)*                                        $648,732,876  95.63%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

           Schedule of Investments (Unaudited)     September 30, 2007
           (concluded)

                                                                                 Percent
                                                   Strike   Exp.                 of Net
Contracts                 Security                 Price    Date       Value     Assets
----------------------------------------------------------------------------------------

CALL OPTIONS WRITTEN -- (0.01)%

(125,668) ACTELION LTD.                            $68.68 10/24/07 $   (101,120)  -0.01%
                                                                   ------------  ------

          TOTAL CALL OPTION WRITTEN
          (Premiums received $209,750)                                 (101,120)  -0.01%

          OTHER ASSETS LESS OTHER LIABILITIES, NET                   29,740,637    4.38%
                                                                   ------------  ------

          NET ASSETS                                               $678,372,393  100.00%
                                                                   ============  ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
/3/SECURITY SUBJECT TO CALL OPTION WRITTEN BY THE FUND.
/4/RESTRICTED SECURITY NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 OTHER
   THAN RULE 144A SECURITIES. AT THE END OF THE PERIOD, THE VALUE OF THESE SECURITIES AMOUNTED TO $1,085,933 OR 0.16% OF NET ASSETS.

                                                                     Acquisition Value
             Security              Acquisition Date Acquisition Cost     per unit
             --------              ---------------- ---------------- -----------------
Aravis Venture II                    July 31, 2007      $205,328           $1.00
Zurmont Madison Private Equity, LP  August 9, 2007        79,022            1.00

*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $335,952,239
                   GROSS UNREALIZED DEPRECIATION    (6,941,724)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $329,010,515
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)


The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com

                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
--------------------------------------------------------------------------------
                                  www.swz.com





QUARTERLY REPORT
FOR THE
PERIOD ENDED
SEPTEMBER 30, 2007